UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: February 13, 2002
                        COMMISSION FILE NUMBER: 333-30914


                                 XTREME WEBWORKS
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                       88-0394012
----------------------------------------            --------------------
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                     Identification No.)

  8100 West Sahara Avenue, Suite 200
      Las Vegas, Nevada                                   89117
----------------------------------------            --------------------
(Address of principal executive offices)                (Zip Code)

                                       N/A
         ----------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report.)



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Item 5. Other Events.

   Xtreme Webworks has retained the Law Firm of Gordon & Silver,
Las Vegas, Nevada to represent its interest in the pending litigation against former employees and defendants, Matthew Marlon and Richard Splain. Xtreme Webworks authorized its legal counsel, Gordon & Silver to amend the Complaint filed in the District Court of Clark County to include a claim against Software Development and Investment of Nevada d/b/a Traffic Power.com. The pending litigation involves breaches of covenants addressing the non-disclosure and confidentiality of information of Xtreme Webworks, as well as non-solicitation provisions of employees of Xtreme Webworks. Xtreme Webworks has demanded a cease and desist of attempts to contact clients of Xtreme Webworks in an attempt to solicit business away from Xtreme Webworks as well as of attempts to solicit employees away from Xtreme Webworks, which have resulted in interference with contractual relationships between Xtreme Webworks and its clients and employees.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 XTREME WEBWORKS
                                 ---------------
                              (Name of Registrant)



Date:  September 12, 2001                   By:  /s/ SHAUN HADLEY
                                               -------------------------
                                                     SHAUN HADLEY
                                                     PRESIDENT






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